May 3, 2018 Exhibit 99.1

Cautionary Note on Forward-Looking Statements This presentation contains forward-looking statements. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the actual results, performance or achievements of Empire Resorts, Inc. (“Empire,” “we,” “us,” “our,” and, together with our subsidiaries, the “Company”) and Montreign Operating Company, LLC d/b/a Resorts World Catskills, an indirect, wholly-owned subsidiary of Empire, may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and variations of these terms and similar expression, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management team based on the experience of management operating other hotel and gaming facilities, are inherently uncertain. All statements in this presentation regarding our business strategy, future operations, financial position, prospects, construction plan, business plans and objectives, are forward-looking statements. All forward-looking statements speak only as of the date as of which they are made. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions concerning future events that are difficult to predict. The following factors, among others, could cause actual results to differ materially from those set forth in this presentation, as well as delays in completing the development of the Company’s resort casino (“Resorts World Catskills”), entertainment project (the “Entertainment Project”) or golf course (the “Golf Course” and together with Resorts World Catskills and Entertainment Project, the “Development Projects”), all of which are being developed as part of the initial phase of the master planned destination resort in Sullivan County, New York on time: Difficulties and/or delays in construction and completion of Resorts World Catskills, the Entertainment Project or Golf Course due to inclement weather, shortage in supplies or labor, changes to plans or specifications, disputes with contractors, unforeseen scheduling, engineering, excavation, environmental or geological problems, among other factors; Changes in the scope, cost, or timing of the development and construction of the Development Projects, which could substantially increase our construction costs or delay opening; Failure to maintain and renew, or the loss of, any license or permit required under gaming laws or construction or operating permits and approvals required under laws applicable to the Company; Difficulties in recruiting, training and retaining qualified employees, including casino management personnel; Relationships with associates and labor unions and changes in labor law; The financial condition of, and relationships with, third-party property owners and hospitality venture partners; Risks associated with the introduction of new brand concepts, including resorts World Catskills; Changes in the competitive environment in the hospitality and gaming industries and our primary market; The effects of local and national economic, credit and capital market conditions on the economy, in general, and on the hospitality and gaming industries, in particular; Our levels of leverage and ability to meet our debt service and other obligations; and Changes in, and challenges to, gaming laws or regulations, including their interpretation or application; and A more complete description of these risks and uncertainties can be found in the filings of the Company with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date hereof or as otherwise specified herein. The Company undertakes no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forwarding-looking statements.

Emanuel R. Pearlman Member, Board of Managers, Montreign Operating Company Ryan Eller President and CEO, Montreign Operating Company Today’s Presenters: Note: Montreign Operating Company, LLC DBA Resorts World Catskills.

Golf course construction commenced in May 2018 | Anticipated completion in Summer 2019 Development Projects Overview Gaming license awarded in December 2015 Gaming license effective in March 2016 - 298 hotel rooms completed (90% of hotel keys) as of April 2018 Entertainment Project construction commenced in March 2018 | Anticipated completion in Q4 2018 Penthouse level, adjacent rooms and project close-out completion in Q3/Q4 2018 Initial casino opening in February 2018 Total construction cost of $761 million (includes contingencies) | Project expected to be complete in Summer 2019

World-class entertainment destination

Resorts World CATSKILLS

GAMING

Closest NYS full scale casino to NYC targeting markets in NY, NJ and PA

- 135 table games
- 2,151 state-of-the-art slots
- VIP & private gaming salons
- Poker room with 19 poker tables
- Large casino bar
- High-limit room

CONVENTION AND MEETING SPACE

- 27,000 SF of meeting rooms

SPA & HOTEL

- 18 story tower
- 332 luxury rooms including:
  - 305 rooms
  - 7 two-story villas
  - 8 garden suites
  - 12 penthouse-level suites
- Two indoor pools, two fitness centers, a spa and salon
- Designed to 5-star and 5-diamond standards

RESTAURANTS

- 10 bars and restaurants including Asian fine dining and "Cellaio," an Italian steakhouse concept by Scott Conant

ENTERTAINMENT PROJECT

- Retail and entertainment space
- Approximately 100+ room hotel
- 15,000 SF of retail and F&B

KARTRITE WATERPARK LODGE

- Approximately 325 room hotel
- 70,000 SF indoor waterpark and entertainment space
- 3rd party developer

MONSTER GOLF COURSE

- Designed by Rees Jones



Kiamesha Lake Road
Route 161
Waterpark
Chalet Road
Concord Road
Golf Course
Entertainment Village
Thompsonville Road
Rock Ridge Drive
Montreign Resort Casino
Joyland Road
Exit 105
Exit 106
Route 17

Resorts World CATSKILLS

4

RWC development milestones Opening: Initial casino opening February 8th Per Credit Agreement, achieved initial Casino Opening criteria March 30 Increase to interest reserve of $2.7 million Entertainment Project: Construction work – commenced March 2018 GMP Contract – $32.7 million Anticipated completion Q4 2018 05 Feb 18 26 Mar 18 02 Apr 18 Q3/Q4 18 Dec 18 08 Feb 18 30 Mar 18 02 Apr 18 12 May 18 Spring 2019 01 Mar 18 01 Mar 18 May 18 May 18 Summer 2019 RWC receives operation certificate from NYSGC Entertainment Project construction work commences 298 hotel rooms turnover (90% hotel keys) Full opening of RWC Expected opening of Entertainment Project RWC opens to the public Garden suites, villa suites, & pool deck turnover Spa turnover Grand opening celebration (Jerry Seinfeld @ RW Epicenter) Expected Kartrite opening to the public 24/7 restaurant, poker room, meeting rooms, VIP gaming turnover 196 hotel rooms turnover (60% hotel keys) Golf course site work commences Cellaio public opening Expected opening of Golf Course Milestone achieved. Milestone yet to be achieved. Today

Entertainment Project site map Resorts World Catskills casino Walkway Restaurants and retail 15,000 SF Porte cochere 80x120 tent area for events 100 room hotel Casino parking lot GMP cost: $32.7 million Anticipated completion: Q4 2018

“The Monster” Golf Course Construction work commences May 2018 Completion estimated in Summer 2019 Estimated budget: $21 million

Key management personnel of Empire and Montreign Ryan Eller President and Chief Executive Officer Emanuel R. Pearlman Executive Chairman of Board of Directors Existing employees New employees Jamie Sanko Chief Accounting Officer Nanette L. Horner EVP, Chief Counsel, Chief Compliance Officer Charles A. Degliomini EVP Kevin Kline COO and General Manager, Montreign Robert Victoria CMO, Montreign Marcio Azevedo VP of Resort Operations Michael Beford VP of Food and Beverage Timothy Yahn Executive Director Slots John Kennedy Executive Director Table Games Montreign Empire

Key Executive Officers of Empire and Montreign Mr. Pearlman has served as a director since May 2010 and as Executive Chairman of the Board since June 2016 Mr. Pearlman currently serves as Chairman and CEO of Liberation Investment Group, LLC, a New York based investment management and financial consulting firm, a position he has held since January 2003 From January 2012 through January 2013, he served on the Board of Dune Energy. From October 2006 to March 2010, Mr. Pearlman served on the board of Multimedia Games, Inc. (NASDAQ-GS: MGAM) Emanuel R. Pearlman Emanuel R. Pearlman Executive Chairman of the Board Ryan Eller President and Chief Executive Officer Ryan Eller Mr. Eller has served as our President and Chief Executive Officer since July 2017 and as our chief operating officer from March 2017 to July 2017 Prior to joining the Company, from June 2013 to March 2017, Mr. Eller served in various executive officer positions with Genting New York LLC (“Genting NY”), which operates Resorts World Casino New York City. Mr. Eller served as Chief Financial Officer and as President of Genting NY Mr. Eller served in the United States Marine Corps from 1997 to 2004 where he attained the rank of Major. He holds an MBA with honors from Harvard Business School and a bachelor’s degree with distinction from the U.S. Naval Academy Kevin Kline COO and General Manager, Montreign Kevin D. Kline Kevin D. Kline was appointed Chief Operating Officer and General Manager of Montreign effective as of December 2017 Prior to joining the company, from January 2011 to November 2015, Mr. Kline served as the senior vice president and general manager of the Horseshoe Casino Cincinnati, formerly a Caesars Entertainment branded property, a $450 million development in downtown Cincinnati that opened in March 2013 Mr. Kline has a bachelor’s degree in business from James Madison University and a master’s of management degree from Cornell University’s School of Hotel Administration with concentrations in finance and real estate finance Prestech – please add the cutout of Ryan Eller to this page too

Key Executive Officers of Empire and Montreign Jamie M. Sanko was appointed as the Company’s Chief Accounting Officer effective as of December 12, 2017 Prior to joining the Company, from December 2014 to December 2017, Mr. Sanko served as the chief financial officer for Genting Americas Inc. (“Genting Americas”), an indirect, wholly-owned subsidiary of Genting Malaysia Berhad, where he was responsible for financial oversight of operations in New York, Miami, Bimini and Las Vegas Mr. Sanko earned his bachelor’s degree from LaSalle University and his MBA from Drexel University Jamie Sanko Jamie Sanko Chief Accounting Officer Nanette Horner EVP, Chief Counsel and Chief Compliance Officer Nanette Horner Ms. Horner was appointed to serve as the Company’s Chief Compliance Officer in August 2010 and has served as the Company’s Corporate Vice President of Legal Affairs since July 2010 Ms. Horner has been involved in the gaming industry, as an attorney, since 1996. Prior to her employment with the Company, Ms. Horner worked in the Office of Chief Counsel assigned to the Bureau of Licensing of the Pennsylvania Gaming Control Board and was named the Board’s first director of the Office of Compulsive and Problem Gambling She is a member of the Board of Directors for the National Council on Problem Gambling, and is a member of American Mensa and the International Masters of Gaming Law. Charles Degliomini EVP of Government Affairs and Corporate Communications Charles Degliomini Mr. Degliomini is the Executive Vice President of Governmental Affairs and Corporate Communications of the Company He has been an employee or consultant of the Company since 2004 and was promoted to his current position in February 2008 Currently, Mr. Degliomini serves as a director of the New York Gaming Association, a not-for-profit trade association created in 2011 to advance the interests of New York State's nine racetrack casinos Mr. Degliomini has a B.A. in political science from Queens College and is an M.A. candidate at the New York University School of Public Administration Prestech – please cut out Charles Degliomini’s picture

11 Project process and key amenities Villa suite Suite bathroom Spa and salon High-limit table games Private gaming salon Hotel suite Main gaming floor

12 Project process and key amenities Villa suite Suite bathroom RWC hotel RWC lobby Suite bathroom Villa Suite